SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 26, 2004


                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

               1-1105                                      13-4924710
       (Commission File Number)                (IRS Employer Identification No.)


                      One AT&T Way
                Bedminster, New Jersey                       07921
       (Address of Principal Executive                    (Zip Code)
        Offices)


       Registrant's telephone number, including area code: (908) 221-2000

                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 2.  FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition

On October 26, 2004, AT&T Corp. issued a press release announcing its settlement of a class action lawsuit. A copy of the press release is being furnished as
Exhibit 99.1 to this Form 8-K. AT&T Corp.'s consolidated statements of operations and consolidated balance sheets reflecting the impact of the settlement on third quarter results are being furnished as Exhibit 99.2 to this Form 8-K.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

The following exhibits are being furnished herewith:

     99.1 Press Release of AT&T Corp. dated October 26, 2004 announcing AT&T Corp.'s settlement of a class action lawsuit.

     99.2 Revised consolidated statements of operations and consolidated balance sheets.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AT&T CORP.




                                  /s/      Robert S. Feit
                                  ----------------------------------
                                  By:      Robert S. Feit
                                           Vice President - Law and Secretary


October 29, 2004

                                  EXHIBIT INDEX

Exhibit No.     Description

99.1 Press release of AT&T Corp. dated October 26, 2004 announcing AT&T Corp.'s settlement of a class action lawsuit.

99.2 Revised consolidated statements of operations and consolidated balance sheets.